HIGH YIELD FUND

	Class A	Class B	Class C
Ticker Symbol(s)	CPHYX	CBHYX	CCHIX

Principal Funds, Inc. Summary Prospectus March 1, 2010

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at
www.principalfunds.com/investor/forms/prospectuses.htm. You can also get this information at no cost by calling 1-
800-222-5852 or by sending an email to prospectus@principalfunds.com.

This Summary Prospectus incorporates by reference the Statutory Prospectus for Class A, B, and C shares dated
March 1, 2010 and the Statement of Additional Information dated March 1, 2010 (which may be obtained in the same manner as the Prospectus).

Objective: The Fund seeks to provide a relatively high level of current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Principal
Funds, Inc. More information about these and other discounts is available from your financial professional and in
“Choosing a Share Class” and “The Costs of Investing” beginning on pages 259 and 232, respectively, of the Fund’s prospectus and “Multiple Class Structure” beginning on page 116 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C
Maximum Sales Charge (Load) Imposed on Purchases	3.75%	None	None
(as a percentage of offering price)
Maximum Deferred Sales Charge (Load)	1.00%	5.00%	1.00%
(as a percentage of dollars subject to charge)
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

For the year ended October 31, 2009	Class A	Class B	Class C
Management Fees	0.51%	0.51%	0.51%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses	0.19%	0.24%	0.17%
Total Annual Fund Operating Expenses	0.95%	1.75%	1.68%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example assumes conversion of the Class B shares to Class A shares after the eighth year. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$468	$666	$ 881	$1,498
Class B	$678	$951	$1,149	$1,851
Class C	$271	$530	$ 913	$1,987

You would pay the following expenses if you did not redeem your shares:

	1 year	3 years	5 years	10 years
Class A	$468	$666	$881	$1,498
Class B	$178	$551	$949	$1,851
Class C	$171	$530	$913	$1,987

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).
A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was
57.0% of the average value of its portfolio.

Investor Profile: The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund, and who are willing to accept the risks associated with investing in “junk bonds,” foreign securities and emerging markets.

Principal Investment Strategies
The Fund invests primarily in high-yield, below-investment grade fixed-income securities (sometimes called “junk bonds”). Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of fixed-income securities (including convertible securities and preferred securities) rated at the time of purchase BB+ or lower by S&P or rated Ba1 or lower by Moody’s or of equivalent quality as determined by Edge Asset Management, Inc. (“Edge”). The remainder of the Fund’s assets may be invested in any other securities Edge believes are consistent with the Fund’s objective, including higher rated fixed-income securities, common stocks, real estate investment trusts and other equity securities. The Fund may also invest in securities of foreign issuers, including those located in developing or emerging countries. The Fund may utilize derivative strategies, which are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Derivative strategies may include certain options transactions, financial futures contracts, swaps, currency forwards, and related options for purposes such as earning income and enhancing returns, managing or adjusting the risk profile of the Fund, replacing more traditional direct investments, or obtaining exposure to certain markets. This Fund may be used as part of a fund of funds strategy.

During the fiscal year ended October 31, 2009, the average ratings of the Fund’s fixed-income assets, based on market value at each month-end, were as follows (all ratings are by Moody’s):

2.61% in securities rated Aaa	8.76% in securities rated Baa	11.61% in securities rated Caa
0.24% in securities rated Aa	20.22% in securities rated Ba	0.56% in securities rated Ca
5.74% in securities rated A	38.14% in securities rated B	0.10% in securities rated C
	11.92% in securities not rated	0.10% in securities rated D

Principal Risks

The value of your investment in the Fund changes with the value of the Fund’s investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. The principal risks of investing in the Fund, in alphabetical order, are:

Derivatives Risk. Transactions in derivatives (such as options, futures, and swaps) may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and produce disproportionate losses. Certain Fund transactions, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the
Fund to be more volatile than if it had not been leveraged.

Equity Securities Risk. Equity securities (common, preferred, and convertible preferred stocks and securities whose values are tied to the price of stocks, such as rights, warrants and convertible debt securities) could decline in value if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.

Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; changes in foreign exchange rates and foreign exchange restrictions; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies). These risks are greater for investments in emerging markets.

High Yield Securities Risk. High yield fixed-income securities (commonly referred to as "junk bonds") are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.

Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.

Real Estate Securities Risk. Real estate securities (including real estate investment trusts ("REITs")) are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems. A REIT could fail to qualify for tax-free pass-
through of income under the Internal Revenue Code, and Fund shareholders will indirectly bear their proportionate share of the expenses of REITs in which the Fund invests.

Underlying Fund Risk. An underlying fund to a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

Performance

The following information provides an indication of the risks of investing in the Fund. The bar chart shows the investment returns of the Fund’s Class A shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). These annual returns do not reflect sales charges; if they did, results would be lower. The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare to the returns of one or more broad-based market indices. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information online at www.principalfunds.com or by calling 1-800-222-5852.

The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007.
Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on April 8, 1998. The predecessor fund’s performance between 1998 and 1999 benefited from the agreement of Edge and its affiliates to limit the Fund’s expenses.

Total Returns as of December 31 each year (Class A shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ‘09	18.88%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-11.89%
Average Annual Total Returns

For the periods ended December 31, 2009		1 Year	5 Years	10 Years
Class A Return Before Taxes		36.68%	6.73%	7.61%
Class A Return After Taxes on Distributions		32.23%	3.68%	4.15%
Class A Return After Taxes on Distribution and Sale of Fund Shares		23.49%	3.99%	4.34%
Class B Return Before Taxes		35.76%	6.38%	7.36%
Class C Return Before Taxes		40.00%	6.74%	7.19%
Citigroup US High-Yield Market Capped Index (reflects no deduction for fees, expenses, or taxes)		53.94%	5.97%	N/A

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-
deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class
A shares only and would be different for Class B and Class C shares.

The inception date of the Citigroup US High Yield Market Capped Index is January 2, 2002.

Management

Investment Advisor: Principal Management Corporation
Sub-Advisor(s) and Portfolio Manager(s):
Edge Asset Management, Inc.
• Mark P. Denkinger (since 2009), Portfolio Manager
• Darrin E. Smith (since 2009), Portfolio Manager

Purchase and Sale of Fund Shares
Purchase minimums per fund (some exceptions apply):
• Initial Investment	$1,000
• For accounts with an Automatic Investment Plan (AIP)	$100
• Subsequent Investments	$100
• For accounts with an AIP, the subsequent automatic investments must total $1200 annually if the initial
$1,000 minimum has not been met.

Effective March 1, 2010, Class B shares of the Fund will no longer be available for purchase, except through exchanges and dividend reinvestments.

You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your Financial Professional; by sending a written request to Principal Funds at P.O.
Box 8024, Boston, MA 02266-8024; calling us at 800-222-5852; or accessing our website (www.principalfunds.com).

Tax Information
The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries.

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's Web site for more information.